Strategic Delaware Basin Acquisition of Aris Water Solutions August 6, 2025

2 No Offer or Solicitation This communication relates to a proposed business combination transaction (the “Transaction”) between Western Midstream Partners, LP (“WES”) and Aris Water Solutions, Inc. (“Aris”). This communication is for informational purposes only and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Additional Information and Where to Find It In connection with the Transaction, WES intends to file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a proxy statement of Aris that will also constitute a prospectus of WES. The Transaction will be submitted to Aris’s stockholders for their consideration. WES and Aris may also file other documents with the SEC regarding the Transaction. The definitive proxy statement/prospectus (if and when available) will be mailed to Aris's stockholders. This document is not a substitute for the registration statement and proxy statement/prospectus that will be filed with the SEC or any other documents that WES or Aris may file with the SEC or send to security holders of WES or Aris in connection with the Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF WES AND ARIS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and all other documents filed or that will be filed with the SEC by WES or Aris through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by WES will be made available free of charge on WES’s website at investors.westernmidstream.com, or by directing a request to Investor Relations, Western Midstream Partners, LP, 9950 Woodloch Forest Drive, Suite 2800, The Woodlands, TX 77380, Tel. No. (832) 636-1009. Copies of documents filed with the SEC by Aris will be made available free of charge on Aris’s website at ir.ariswater.com or by directing a request to Investor Relations, Aris Water Solutions, Inc., 9651 Katy Freeway, Suite 400, Houston, TX 77024, Tel. No. (832) 304-7003. Participants in the Solicitation WES, its general partner and its general partner’s director and officers and Aris and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information regarding directors and executive officers of WES’s general partner, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in WES’s Annual Report on Form 10-K for the year ended December 31, 2024, including under Part III, Item 10. Directors, Executive Officers, and Corporate Governance, Part III, Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters and Part III, Item 13. Certain Relationships and Related Transactions, and Director Independence, which was filed with the SEC on February 26, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001423902/000142390225000033/wes-20241231.htm and (ii) to the extent holdings of WES’s securities by the directors or executive officers of its general partner have changed since the amounts set forth in WES’s Annual Report on Form 10-K for the year ended December 31, 2024, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001423902. Information regarding Aris’s executive officers and directors, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Aris’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal One — Election of Directors,” “Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Party Transactions” and “Beneficial Ownership of Securities,” which was filed with the SEC on April 9, 2025 and is available at https://www.sec.gov/Archives/edgar/data/1865187/000119312525076892/d881669ddef14a.htm, and Aris’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 27, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001865187/000155837025001818/aris-20241231x10k.htm and (ii) to the extent holdings of Aris’s securities by its directors or executive officers have changed since the amounts set forth in Aris’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001865187. Investors may obtain additional information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the Transaction by reading the proxy statement/prospectus regarding the Transaction and other relevant materials to be filed with the SEC regarding the Transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from WES or Aris as described above. Forward-Looking Statements and Cautionary Statements The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that WES or Aris expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “should,” “foresee,” “plan,” “will,” “guidance,” “outlook,” “goal,” “future,” “assume,” “forecast,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward- looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the Transaction, the parties’ ability to complete the Transaction and expected timing of completion, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Aris may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions under the merger agreement in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the Transaction, the risk that any announcements relating to the Transaction could have adverse effects on the market price of WES’s common units or Aris’s Class A common stock, the risk that the Transaction and its announcement could have an adverse effect on the ability of WES and Aris to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally, the risk the pending Transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or it may take longer than expected to achieve those synergies and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond WES’s or Aris’s control, including those detailed in WES’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on its website at investors.westernmidstream.com and on the SEC’s website at http://www.sec.gov, and those detailed in Aris’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Aris’s website at ir.ariswater.com and on the SEC’s website at http://www.sec.gov. All forward-looking statements are based on assumptions that WES or Aris believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and WES and Aris undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Additional Disclaimers

3 Terms of Merger Agreement • Western Midstream Partners, LP (NYSE: WES) has agreed to acquire Aris Water Solutions, Inc. (NYSE: ARIS), a leading Delaware Basin produced-water midstream company, in an equity-and-cash transaction valued at $1.5 billion. • Enterprise value of the transaction is approximately $2.0 billion. • Represents a 10% premium to Aris's 30-day VWAP and a premium of 23% to Aris's closing price1. • Aris shareholders will receive 0.625 common units of WES for each Aris share, with the option to elect to receive all or a portion of the proceeds in cash at a value of $25.00 per share, subject to possible proration with maximum total cash consideration for the transaction of $415 million2. • Pro forma for the transaction, assuming maximum cash consideration, Aris shareholders will own approximately 7% of WES’s outstanding common units. • WES has entered into support agreements with Aris shareholders representing approximately 42% of Aris’s outstanding common stock, pursuant to which such shareholders have agreed to vote their shares in favor of the transaction. • Closing of the transaction is expected in 4Q’25, subject to customary closing conditions, regulatory approvals, and Aris shareholder approval. 1) Based on the closing prices of WES and Aris on August 5, 2025, and assuming maximum cash consideration. 2) WES expects to finance the cash consideration with cash on hand, borrowings under its revolving credit facility, and/or commercial paper.

4 • Creates a differentiated Delaware Basin produced-water system, enhancing WES’s ability to compete for new business development opportunities. • Creates a fully integrated produced-water value chain through water gathering, disposal, recycle/reuse, beneficial reuse (including desalination and mineral extraction), industrial water, and long-haul transport via Pathfinder. • Significantly expands WES’s New Mexico footprint, unlocking new opportunities to be a “one-stop shop” for customers and grow natural-gas and crude-oil and NGLs gathering and processing businesses in the area. • Diversifies WES’s customer base through Aris’s long-term contracts, acreage dedications, and minimum-volume commitments with investment-grade counterparties. • McNeill Ranch provides access to significant long-term pore space and other surface use opportunities, adjacent to one of the fastest growing areas in the Permian Basin. ✓ ✓ ✓ ✓ ✓ Aris Water Solutions Acquisition Strategic Rationale Combined Asset Map

11% 7% 38% 19% 25% 16% 21% 45% 9% 9% Dedicated 84% MVC 11% Spot 5% • Leading growth-oriented water infrastructure and solutions company • Full-cycle, sustainable water handling and recycling solutions • Premier contracted acreage with low breakeven and multi-decade remaining inventory 5 Highly Contracted Cash Flows Quality Long-term Contracts Provide Volumetric Visibility & Revenue Stability1 Key Asset Statistics1 Aris Water Solutions Company Overview Premier water infrastructure platform in the Northern Delaware Basin Other Other 1Q’25 Top Produced Water Customers by Revenue 1Q’25 Top Water Solutions Customers by Revenue 1Q’25 Produced Water Volumes by Contract Type ~80% of forecasted 2025 Water Solutions volumes are under long-term acreage dedication contracts • ~10 years acreage-weighted remaining produced-water contract tenor • ~100 MBbls/d of produced-water minimum-volume commitments (“MVC”) • ~8 years average remaining water solutions contract tenor • ~450,000 dedicated water solutions acres Miles of Pipeline ~790 Produced Water Handling Capacity ~1,800 MBbls/d Water Recycling Capacity ~1,400 MBbls/d Recycled Water Storage Capacity ~16 MMBbls Total Dedicated Acres ~625,000 1) As of March 31, 2025, and per Aris public disclosures.

Natural-gas 67% Crude-oil & NGLs 17% Water 16% 6 Financial Highlights of the Transaction Strong Balance Sheet Maintains a strong, investment-grade balance sheet with pro forma net leverage of ~3.0x. Incremental Upside Further system buildout coupled with incremental commercial opportunities expected to deliver additional long-term synergies. Accretive M&A Transaction is accretive to 2026E Free Cash Flow per unit and represents ~7.5x multiple1 on consensus 2026 EBITDA, inclusive of estimated cost synergies. WES Business Mix Key Financial Highlights Increased Delaware Basin Fee-Based Cash Flows Highly contracted water platform grows Delaware Basin cash flows and balances WES's product offering across commodities. St at u s Q u o P ro F o rm a3 Delaware 59% DJ 28% PRB 5% EMIs 4% Others 4% Delaware 56% DJ 30% PRB 5% EMIs 4% Others 5% Transaction increases Delaware Basin exposure and further diversifies our customer base. WES 2025E Asset Level EBITDA2 Natural-gas 72% Crude-oil & NGLs 18% Water 10% 1) Includes transaction costs. 2) Excludes G&A and represents asset-level cash contribution to EBITDA. Other assets include South Texas, SW Wyoming, MIGC, and Utah. 3) Full-year 2025. Per FactSet consensus estimates and company filings.